Exhibit 10.22


                           PURCHASE AND SALE AGREEMENT

        THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of August 12, 1999, is between Strategic Hotel Capital Incorporated, a Delaware corporation ("SHCI"), and Security Capital Group Incorporated, a Maryland corporation ("Security Capital").

        WHEREAS, Security Capital is the beneficial owner of (i) 19,166,667 shares of common stock, $0.01 par value per share (the "SHCI Stock"), of SHCI,
(ii) $125,000,000 original principal amount of 7.5% Convertible Subordinated Debentures due 2017 of SHCI (the "7.5% Debentures") and (iii) $50,000,000 original principal amount of 6.5% Convertible Subordinated Debentures due 2008 of SHCI (the "6.5% Debentures" and, together with the 7.5% Debentures, the "Debentures"; and the SHCI Stock and the Debentures are collectively referred to as the "Securities"); and

        WHEREAS, Security Capital desires to sell and SHCI desires to purchase the Securities subject to the terms described herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. PURCHASE AND SALE. Subject to the terms and conditions herein set forth, SHCI agrees to purchase and Security Capital agrees to sell on the Closing Date (as hereinafter defined) the Securities, free and clear of all liens, encumbrances, claims and security interests, for the applicable Purchase Price (as hereinafter defined). The Purchase Price shall be allocated first to accrued and unpaid interest (including Deferred Interest under the 7.5% Debentures) and principal on the Debentures and the balance to the SHCI Stock.


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        2.  EARNEST  MONEY;  DEPOSIT.  Concurrently  with the  execution of this
Agreement, SHCI has deposited $10,000,000 with First American Title Insurance Company, as escrow agent (the "Escrow Agent"). Such amount, together with interest thereon (the "Earnest Money") shall be held and disbursed by the Escrow Agent in accordance with the Escrow Agreement of even date herewith among SHCI, Security Capital and the Escrow Agent (the "Escrow Agreement"). On September 8, 1999, the Escrow Agent shall, in accordance with the Escrow Agreement, pay $10,000,000 of the Earnest Money to Security Capital and shall pay the balance of the Earnest Money to SHCI. In the event that the Closing shall not have occurred on September 8, 1999, SHCI shall pay to Security Capital by 5:00 p.m. EST on September 8, 1999 an additional amount equal to $10,000,000. In the event that the Closing shall not have occurred on or before October 8, 1999, SHCI shall pay to Security Capital by 5:00 p.m. EST on October 8, 1999 an additional amount equal to $10,000,000. In the event that the Closing shall not have occurred on or before November 8, 1999, SHCI shall pay to Security Capital by 5:00 p.m. EST on November 8, 1999 an additional amount equal to $10,000,000. Each of the amounts to be paid by SHCI to Security Capital hereunder, including the portion of the Earnest Money paid to Security Capital, is referred to as a "Deposit" and shall be non-refundable and creditable by SHCI towards the Purchase Price. Each Deposit shall be paid by SHCI to Security Capital on the applicable date by wire transfer of immediately available funds to the account specified by Security Capital. For the purposes of this Section 2, the Closing shall be deemed not to have occurred on any specified date unless a Federal Wire Transfer Reference Number shall have been received by SHCI by no later than 2:00 p.m. EST on such date. If the Closing shall fail to occur for any reason other than the failure of Security Capital to perform its obligations under this Agreement, Security Capital shall be entitled to retain the Deposit and to pursue any and all remedies available at law or in equity, it being agreed that the retention of the Deposit does not represent liquidated damages and that such amount shall be offset against any recovery by Security Capital. SHCI shall have no right to terminate this Agreement or to receive any reimbursement of the Deposit unless Security Capital shall fail to perform any of its obligations under this Agreement. SHCI will be responsible for and shall pay all taxes relating to earnings on the Earnest Money for the period during which such amounts are held in escrow pursuant to the terms of the Escrow Agreement.

        3. RELEASE. Subject to the terms and conditions herein set forth, SHCI hereby consents to the execution and delivery by Security Capital of this Agreement and waives any right of first offer or right of first refusal it may have with respect to the Securities to be sold pursuant to this Agreement.

        4. LLC CONVERSION. The parties acknowledge that SHCI intends to convert into a limited liability company (the "LLC Conversion"). SHCI agrees that the LLC Conversion (whether such conversion is accomplished through a merger of SHCI into a limited liability company subsidiary or otherwise) shall not be consummated prior to the Closing hereunder.

        5. REPRESENTATIONS AND WARRANTIES OF SHCI. SHCI hereby represents and warrants to Security Capital as follows:

           (a) DUE ORGANIZATION. SHCI is duly organized, validly existing and in good standing under the laws of the State of Delaware.


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           (b)  AUTHORIZATION. SHCI has the  requisite  power to enter into this
     Agreement and the Transaction Documents (as hereafter defined) and to carry out its obligations hereunder and thereunder. This Agreement and the Transaction Documents have been duly authorized, and this Agreement has been duly executed and delivered by SHCI and constitutes a valid and binding agreement enforceable in accordance with its terms, and at Closing to the extent the SHCI Note is issued, the Transaction Documents will be duly executed and delivered by SHCI and will constitute valid and binding agreements enforceable in accordance with their terms, except, in each case, to the extent that enforceability may be limited by applicable
     bankruptcy,   insolvency,   reorganization  or  other  laws  affecting  the
     enforcement  of  creditors'   rights  generally  or  by  general  equitable
     principles. Subject to receiving the consent of the required lenders under the Credit Agreement, dated as of September 26, 1997, among SHCI, SHC Funding Incorporated and the lending institutions named therein, neither the execution and delivery of this Agreement or the Transaction Documents, the consummation of the transactions contemplated hereby or thereby, nor compliance with the terms, conditions or provisions of this Agreement or the Transaction Documents will be a violation of any of the terms, conditions or provisions of SHCI's Certificate of Incorporation or bylaws or of any material agreement or instrument to which it or one of its subsidiaries is a party or by which it or one of its subsidiaries or its or their material properties may be bound, or constitute a default or create a right of termination or acceleration thereunder.

           (c) FINANCIAL STATEMENTS. The consolidated financial statements of SHCI as at and for the period ending June 30, 1999 previously delivered to Security Capital are true, complete and correct in all material respects and fairly present the financial condition and results of operations of SHCI and its consolidated subsidiaries at such date and for such period.

        6. REPRESENTATIONS AND WARRANTIES OF SECURITY CAPITAL. Security Capital hereby represents and warrants to SHCI as follows:

           (a) DUE ORGANIZATION. Security Capital is duly organized, validly existing and in good standing under the laws of the State of Maryland.

           (b) AUTHORIZATION. Security Capital has the requisite power to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Security Capital and constitutes a valid and binding agreement of Security Capital enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles. Neither the execution and delivery of this Agreement, consummation of the transactions contemplated hereby, nor compliance with the terms, conditions or provisions of this Agreement, will be a violation of any of the terms, conditions or provisions of Security Capital's charter or bylaws; or of any material agreement or instrument to which Security Capital (or one of its subsidiaries) is a party or by which Security Capital (or one of its subsidiaries) or any of its (or their) material properties may be bound, or constitute a default or create a right of termination or acceleration thereunder.

           (c) TITLE. Security Capital, directly or through a wholly owned subsidiary, owns the SHCI Stock and the Debentures, in each case free and clear of all liens, encumbrances, claims and security interests, but subject to the Shareholders' Agreement among SHCI, Security Capital and the other parties identified therein and other agreements between the parties imposing obligations on Security Capital or one of its subsidiaries in respect of the Securities.

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           (d)  ACCESS TO INFORMATION. Security Capital  has been supplied with and has reviewed the most recent financial information of SHCI, and has had access to such information as it deems relevant to entering into the Agreement and has had the opportunity to inquire of management of SHCI as to any of such information.

        7. EXCLUSIVITY. Prior to the Closing, Security Capital shall not, and shall ensure that its subsidiaries and representatives shall not, directly or indirectly, solicit, initiate or encourage, inquiries or proposals from, or provide any confidential information to, or participate in any discussions or negotiations with, any person (other than SHCI and its representatives) concerning any sale or other disposition of any interest in SHCI (including the Securities). Security Capital will promptly advise SHCI of, and communicate to SHCI the terms and conditions of (and the identity of the person making), any such inquiry or proposal received on or prior to the Closing. Security Capital has previously delivered to SHCI a list of all persons with whom it has had contacts of the nature described above.

        8. PUBLIC ANNOUNCEMENTS. The parties hereto will consult with each other before issuing, and provide each other with the reasonable opportunity to review and comment upon, any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement without the reasonable consent of the other party, except as may be required by applicable law, by court process or by obligations pursuant to any listing agreement with any national securities exchange or transaction reporting system so long as the other party is notified promptly by the disclosing party of such press release or public statement. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement upon execution of this Agreement will be in the form agreed to by the parties hereto prior to the execution of this Agreement.

        9. CLOSING. The purchase and sale of the Securities (the "Closing") shall occur at 9:00 a.m. (Central time) on September 8, 1999 or such other business day on or prior to December 8, 1999 as SHCI may, in its sole and absolute discretion, determine with one business day's prior notice to Security Capital (such date being the "Closing Date"). The Closing shall take place at the offices of SHCI at 77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601, at which time the parties shall make the deliveries described below. At the Closing, in addition to any other documents required to be delivered under this Agreement, the parties hereto shall deliver the documents described below:

               (a) DELIVERIES BY SHCI. At the Closing, SHCI shall deliver or cause to be delivered the following to Security Capital:

                    (1) In  the  event   that   the  Closing  Date is  prior  to
               December 8, 1999, either:


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                              (i) the  amount  set  forth on  Schedule  I as the
                       purchase price (the "Purchase Price") for the Closing Date by wire transfer of immediately available funds to the account specified by Security Capital, less the aggregate amount of the Deposit previously paid by SHCI to Security Capital pursuant to Section 2 hereof; or

                              (ii) provided that SHCI and its subsidiaries shall
                       have complied with each and every covenant contained (directly or by incorporation) in the SHCI Note (as hereafter defined) and that no Event of Default shall have occurred thereunder, all determined as if such SHCI Note had been executed and delivered on, and been in effect at all times since the date hereof, and not otherwise, each of the following:

                                      (A) a promissory note in the amount of the
                              Purchase Price for the Closing Date from SHCI made to the order of Security Capital, which promissory note shall be in substantially the form of EXHIBIT A attached hereto (the "SHCI Note");

                                      (B) a  pledge  agreement  in the  form  of
                              EXHIBIT B attached hereto (the "Pledge Agreement" and, together with the SHCI Note, the "Transaction Documents"), pursuant to which SHCI shall grant a security interest in the SHCI Treasury Stock (as hereafter defined) to Security Capital as security for amounts owing under the SHCI Note;

                                      (C)   a   certificate   or    certificates
                              representing the 19,166,667 treasury shares of SHCI Stock sold by Security Capital to SHCI hereunder, which certificates shall be duly endorsed in blank or accompanied by duly executed stock powers to be held by Security Capital pursuant to the Pledge Agreement (the "SHCI Treasury Stock");

                                      (D) an opinion of Mayer, Brown & Platt, in
                              form and substance reasonably satisfactory to Security Capital, to the effect that the SHCI Note has been duly authorized and issued and constitutes the binding and enforceable obligation (subject to customary exceptions) of SHCI and as to the due authorization, binding effect and enforceability (subject to customary exceptions) of the Pledge Agreement; and


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                                      (E) financial  statements for SHCI and its
                              consolidated subsidiaries as at, and for the period ending as of, the most recent month end, demonstrating and accompanied by a certificate of the Chief Financial Officer of SHCI in appropriate form, dated as of the Closing Date, certifying to, compliance with the covenants contained (directly or by incorporation) in the SHCI Note and that no Event of Default shall have occurred thereunder as aforesaid in this clause (ii), and to the truth,
                              completeness,    correctness   and   fairness   of
                              presentation of such financial statements;

                    (2) In the event that the Closing Date is on December 8, 1999, the amount set forth on Schedule I as the Purchase Price for such Closing Date by wire transfer of immediately available funds to the account specified by Security Capital, less the aggregate amount of the Deposit previously paid by SHCI to Security Capital pursuant to Section 2 hereof:

                    (3) a certificate, dated the Closing Date, of an executive officer of SHCI, certifying that, as of such date, the representations and warranties of SHCI are accurate, true and correct with the same force and effect as though made on and as of such date; and

                    (4) a certificate of SHCI's secretary certifying resolutions of the board of directors of SHCI approving this Agreement and the transactions contemplated hereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of SHCI).

               (b) DELIVERIES BY SECURITY CAPITAL. At the Closing, Security Capital shall deliver or cause to be delivered the following to SHCI:

                    (1)  a   certificate   or   certificates   representing  the
               19,166,667 shares of SHCI Stock, which certificates shall be duly endorsed in blank or accompanied by duly executed stock powers;

                    (2) originally executed 7.5% Debentures in the aggregate principal amounts of $125,000,000, which debentures shall be accompanied by duly executed instruments of transfer and assignment;

                    (3) originally executed 6.5% Debentures in the aggregate principal amounts of $50,000,000, which debentures shall be accompanied by duly executed instruments of transfer and assignment;

                    (4)  the  resignations  of  William  D.  Sanders,  C. Ronald
               Blankenship and Thomas B. Allin from SHCI's board of directors and any other position such persons may hold with SHCI;

                    (5) a certificate, dated the Closing Date, of an executive officer of Security Capital, certifying that, as of such date, the representations and warranties of Security Capital are accurate, true and correct with the same force and effect as though made on and as of such date;

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                    (6)  a  certificate  of Security Capital's secretary (and of the secretary of the record owner of the Securities) certifying resolutions of the board of directors of Security Capital (and of such record owner) approving this Agreement and the transactions contemplated hereby (together with an incumbency and signature
               certificate   regarding  the  officer(s)  signing  on  behalf  of
               Security Capital or such record owner); and;

                    (7) such documents and instruments as SHCI may reasonably request in connection with the LLC Conversion.

        10. CONDITIONS TO THE OBLIGATIONS OF SHCI. The obligations of SHCI under this Agreement are subject to the fulfillment of each of the following conditions:

            (a) PERFORMANCE. Security Capital shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it (it being agreed that any lien, encumbrance, claim or security interest on the Securities (other than as described in Section 6(c)) shall be deemed material for these purposes).

            (b) INJUNCTIONS. No preliminary or permanent injunction or other final order by any United States federal or state court shall have been issued which prevents the consummation of the transactions contemplated hereby.

        11. CONDITIONS TO THE OBLIGATIONS OF SECURITY CAPITAL. The obligations of Security Capital under this Agreement are subject to the fulfillment of each of the following conditions:

            (a) PERFORMANCE. SHCI shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it.

            (b) INJUNCTIONS. No preliminary or permanent injunction or other final order by any United States federal or state court shall have been issued which prevents the consummation of the transactions contemplated hereby.

        12. SURVIVAL. The representations and warranties of the parties shall survive the Closing for a period of six months from the Closing Date.

        13. INDEMNIFICATION.


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               (a) Each party (the "Indemnifying Party") agrees to indemnify the other party, and each of their affiliates and their respective officers, directors, employees, agents and representatives (each, an "Indemnified Party" and together the "Indemnified Parties") against, and agrees to hold each of them harmless from, any and all liabilities, losses, costs, claims, damages, penalties and expenses (including, without limitation, reasonable attorneys' fees and expenses and costs of investigation and litigation) ("Losses") incurred or suffered by them relating to or arising out of or in connection with any breach of or any inaccuracy in any representation or warranty made by the Indemnifying Party in this Agreement or any document delivered by it at the Closing pursuant to
        Section 9 hereof.

               (b) As soon as is reasonably  practicable after becoming aware of a claim for indemnification under this Agreement the Indemnified Party shall promptly give notice to the Indemnifying Party of such claim and the amount the Indemnified Party will be entitled to receive hereunder from the Indemnifying Party; provided that the failure of the Indemnified Party to give notice shall not relieve the Indemnifying Party of its obligations hereunder except to the extent (if any) that the Indemnifying Party shall have been prejudiced thereby. If the Indemnifying Party does not object in writing to such indemnification claim within 30 calendar days of receiving notice thereof, the Indemnified Party shall be entitled to recover promptly from the Indemnifying Party the amount of such claim (but such recovery shall not limit the amount of any additional indemnification to which the Indemnified Party may be entitled pursuant to this Agreement), and no later objection by the Indemnifying Party shall be permitted. If the Indemnifying Party agrees that it has an indemnification obligation but objects that it is obligated to pay only a lesser amount, the Indemnified Party shall nevertheless be entitled to recover promptly from the Indemnifying Party the lesser amount, without prejudice to the Indemnified Party's claim for the difference.

               (c) After receiving a claim as set forth above, the Indemnifying Party may, at its own expense, (i) participate in the defense of any claim, suit, action or proceeding and (ii) upon notice to the
        Indemnified Party and the Indemnifying Party's delivering to the Indemnified Party a written agreement that the Indemnified Party is entitled to indemnification for all Losses arising out of such claim, suit, action or proceeding, assume the defense thereof; provided, however, that (x) the Indemnifying Party's counsel is reasonably satisfactory to the Indemnified Party, and (y) the Indemnifying Party shall thereafter consult with the Indemnified Party upon the Indemnified Party's reasonable request for such consultation from time to time with respect to such claim, suit, action or proceeding. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party. If, however, the Indemnified Party reasonably determines in its judgment that representation by the Indemnifying Party's counsel of both the Indemnifying Party and the Indemnified Party would present such counsel with a conflict of interest, then such Indemnified Party may employ separate counsel to represent or defend it in any such claim, action, suit or proceeding and the Indemnifying Party shall pay the reasonable fees and disbursements of such separate counsel. Whether or not the Indemnifying Party chooses to defend or prosecute any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.


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               (d) Notwithstanding  anything in this Section 13 to the contrary, neither the Indemnifying Party nor the Indemnified Party shall, without the written consent of the other, settle or compromise any claim or permit a default or consent to entry of any judgment unless the claimant and such party provide to such other party an unqualified release from all liability in respect of such claim. Notwithstanding the foregoing, if a settlement offer solely for money damages is made by the applicable
        third  party  claimant,   and  the   Indemnifying   Party  notifies  the
        Indemnified Party in writing of the Indemnifying Party's willingness to accept the settlement offer and pay the amount called for by such offer, and the Indemnified Party declines to accept such offer, the Indemnified Party may continue to contest such claim, free of any participation by the Indemnifying Party, and the amount of any ultimate liability with respect to such claim that the Indemnifying Party has an obligation to pay hereunder shall be limited to the lesser of (i) the amount of the settlement offer that the Indemnified Party declined to accept or (ii) the aggregate Losses of the Indemnified Party with respect to such claim. If the Indemnifying Party makes any payment on any claim, the Indemnifying Party shall be subrogated, to the extent of such payment, to all rights and remedies of the Indemnified Party to any insurance benefits or other claims of the Indemnified Party with respect to such claim.

               (e) In the event that the Indemnifying Party does not elect to assume the defense of any claim, suit, action or proceeding, then any failure of the Indemnified Party to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause the same to be done, shall not relieve the Indemnifying Party of its obligations hereunder.

        14. RELEASE AND WAIVER. Effective upon the Closing of the transactions contemplated hereby, each party irrevocably waives, releases, remises, quitclaims, discharges and covenants not to sue the other party, its predecessors, subsidiaries, parents, and affiliates, and their respective past, present, and future officers, directors, partners, members, agents, employees, attorneys, and each of them regarding any and all rights, claims, demands,
liabilities,   benefits,  grievances  or  causes  of  action  that  it  and  its successors, assigns and affiliates may have against the other party and such persons which have resulted from the relationship between the parties on or prior to the Closing Date.

        15. TERMINATION OF SERVICE CONTRACTS. Each of the parties agrees that it will take such actions as reasonably necessary to cause any agreement between SHCI and Security Capital and/or their respective subsidiaries to be terminable by SHCI on thirty (30) days' notice without any cost or penalty to SHCI.

        16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and affiliates.

4741664.1 90199 1440C 98504582

        17. NOTICES. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be given by delivery, by telex, telecopier or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

        If to SHCI:

               Strategic Hotel Capital Incorporated
               77 West Wacker Drive, Suite 4600
               Chicago, Illinois 60601
               Attention:     Patricia A. Needham
               Facsimile:     (312) 658-5799

               with a copy to:

               Mayer, Brown & Platt
               190 South LaSalle Street
               Chicago, Illinois 60603
               Attention:     Michael T. Blair
               Facsimile:     (312) 701-7711

        If to Security Capital:

               Security Capital Group Incorporated
               125 Lincoln Avenue
               Santa Fe, New Mexico 87501
               Attention:     Jeffrey A. Klopf
               Facsimile:     (505) 988-8920

               with a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York 10019
               Attention:     Adam O. Emmerich
                              Robin Panovka
               Facsimile:     (212) 403-2000

or to such other address with respect to a party as such party shall notify the other in writing.

        18. WAIVER. No party may waive any of the terms or conditions of this Agreement except by a duly signed writing referring to the specific provision to be waived.

        19. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto and their affiliates.

4741664.1 90199 1440C 98504582

        20. EXPENSES. Except as otherwise expressly contemplated herein to the contrary, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

        21. CAPTIONS. The Section and Paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

        22. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

        23. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

        24. NO PRESUMPTION AGAINST DRAFTER. Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

                                    * * * * *







4741664.1 90199 1440C 98504582

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first executed.

                                             STRATEGIC HOTEL CAPITAL
                                             INCORPORATED


                                             ___________________________________
                                             By:      /S/ LAURENCE S. GELLER
                                                     Laurence S. Geller
                                                     Chief Executive Officer






                                             SECURITY CAPITAL GROUP INCORPORATED



                                             ___________________________________
                                             By:      /S/ C. RONALD BLANKENSHIP
                                                     C. Ronald Blankenship
                                                     Vice Chairman











4741664.1 90199 1440C 98504582
                                       12

                                   SCHEDULE I

                                 PURCHASE PRICE

----------------------------------------------------------------------------- ---------------------
                               CLOSING DATE                                      PURCHASE PRICE
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 8, 1999.........................................................            $329,322,222
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 9, 1999.........................................................             329,386,389
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 10, 1999........................................................             329,450,556
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 13, 1999........................................................             329,643,056
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 14, 1999........................................................             329,707,222
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 15, 1999........................................................             329,771,389
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 16, 1999........................................................             329,835,556
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 17, 1999........................................................             329,899,722
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 20, 1999........................................................             330,092,222
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 21, 1999........................................................             330,156,389
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 22, 1999........................................................             330,220,556
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 23, 1999........................................................             330,284,722
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 24, 1999........................................................             330,348,889
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 27, 1999........................................................             330,541,389
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 28, 1999........................................................             330,605,556
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 29, 1999........................................................             330,669,722
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
September 30, 1999........................................................             330,733,889
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 1, 1999...........................................................             330,798,056
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 4, 1999...........................................................             330,990,556
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 5, 1999...........................................................             331,054,722
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 6, 1999...........................................................             331,118,889
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 7, 1999...........................................................             331,183,056
----------------------------------------------------------------------------- ---------------------

4741664.90199 1409C 98504582


----------------------------------------------------------------------------- ---------------------
                               CLOSING DATE                                      PURCHASE PRICE
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 8, 1999...........................................................             331,247,222
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 12, 1999..........................................................             331,528,667
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 13, 1999..........................................................             331,599,028
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 14, 1999..........................................................             331,669,389
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 15, 1999..........................................................             331,739,750
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 18, 1999..........................................................             331,950,833
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 19, 1999..........................................................             332,021,194
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 20, 1999..........................................................             332,091,556
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 21, 1999..........................................................             332,161,917
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 22, 1999..........................................................             332,232,278
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 25, 1999..........................................................             332,443,361
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 26, 1999..........................................................             332,513,722
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 27, 1999..........................................................             332,584,083
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 28, 1999..........................................................             332,654,444
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
October 29, 1999..........................................................             332,724,806
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 1, 1999..........................................................             332,935,889
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 2, 1999..........................................................             333,006,250
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 3, 1999..........................................................             333,076,611
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 4, 1999..........................................................             333,146,972
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 5, 1999..........................................................             333,217,333
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 8, 1999..........................................................             333,428,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 9, 1999..........................................................             333,504,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 10, 1999.........................................................             333,580,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 11, 1999.........................................................             333,656,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------

4741664.90199 1409C 98504582

----------------------------------------------------------------------------- ---------------------
                               CLOSING DATE                                      PURCHASE PRICE
----------------------------------------------------------------------------- ---------------------
November 12, 1999.........................................................             333,732,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 15, 1999.........................................................             333,960,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 16, 1999.........................................................             334,036,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 17, 1999.........................................................             334,112,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 18, 1999.........................................................             334,188,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 19, 1999.........................................................             334,264,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 22, 1999.........................................................             334,492,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 23, 1999.........................................................             334,568,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 24, 1999.........................................................             334,644,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 26, 1999.........................................................             334,796,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 29, 1999.........................................................             335,024,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
November 30, 1999.........................................................             335,100,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
December 1, 1999..........................................................             335,176,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
December 2, 1999..........................................................             335,252,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
December 3, 1999..........................................................             335,328,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
December 6, 1999..........................................................             335,556,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
December 7, 1999..........................................................             335,632,417
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
December 8, 1999..........................................................             335,708,417
----------------------------------------------------------------------------- ---------------------

4741664.90199 1409C 98504582

                                ESCROW AGREEMENT

     THIS AGREEMENT is entered into as of August 12, 1999, among Strategic Hotel Capital Incorporated, a Delaware corporation ("SHCI"), Security Capital Group Incorporated, a Maryland corporation ("Security Capital"), and First American Title Insurance Company, as escrow agent (the "Escrow Agent").

     WHEREAS, pursuant to a Purchase and Sale Agreement of even date herewith (the "Purchase Agreement"), SHCI has agreed to purchase from Security Capital certain securities of SHCI owned by Security Capital;

     WHEREAS, pursuant to the Purchase Agreement, SHCI and Security Capital have agreed to appoint the Escrow Agent to hold the $10,000,000, plus applicable interest thereon (the "Earnest Money") to be deposited by SHCI under the Purchase Agreement; and

     WHEREAS, the Escrow Agent has agreed to act as escrow agent in connection with the foregoing.

     NOW, THEREFORE, it is agreed as follows:

     1. For a period commencing on the date hereof and terminating as provided herein, the Escrow Agent shall act as escrow agent and agrees to receive and disburse the Earnest Money in accordance herewith.

     2. The Earnest Money shall be deposited in an escrow account to be established hereunder for this purpose by the Escrow Agent. The Escrow Agent shall invest such funds deposited with it in short term bank time or demand deposits, short term certificates of deposit (including certificates of deposit or demand deposits of the Escrow Agent), short term United States government securities or other short term United States government guaranteed money instruments or other investments as may be directed by SHCI; provided, however, that such investments shall be made in a manner permitting necessary funds to be available for transfer within two business days after notice as provided herein and in no event later than 9:00 a.m. (Central time) on September 8, 1999.

     3. At 9:00 a.m. (Central time) on September 8, 1999, the Escrow Agent shall pay $10,000,000 of the Earnest Money to Security Capital by wire transfer of immediately available funds to the account designated by Security Capital and shall pay the balance of the Earnest Money to SHCI by wire transfer of immediately available funds to the account designated by SHCI.

4732668.5 90199 1434C 98504582

     4. SHCI and Security Capital agree that in the event of any controversy regarding the Earnest Money, unless mutual written instructions are received by the Escrow Agent directing the Earnest Money's disposition, the Escrow Agent shall not take any action, but instead shall await the disposition of any proceeding relating to the Earnest Money or, at the Escrow Agent's option, the Escrow Agent may interplead all parties and deposit the Earnest Money with a court of competent jurisdiction in which event the Escrow Agent may recover all of its court costs and reasonable attorneys' fees. SHCI or Security Capital, whichever loses in any such interpleader action, shall be solely obligated to pay such costs and fees of the Escrow Agent, as well as the reasonable attorneys' fees of the prevailing party in accordance with the other provisions of this Agreement.

     5. The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any loss, cost or expense incurred by SHCI or Security Capital resulting from the Escrow Agent's mistake of law respecting the Escrow Agent's scope or nature of its duties. SHCI and Security Capital shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of the Escrow Agent's duties hereunder, except with respect to actions or omissions taken or made by the Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent.

     6. Except as expressly provided herein to the contrary, the escrow fee charged by the Escrow Agent for holding the Earnest Money shall be shared equally by SHCI and Security Capital. The Escrow Agent, for services rendered under this Agreement, shall receive a fee, according to the standard fee schedule of the Escrow Agent for such escrow funds.

     7. It is understood and agreed, further, that the Escrow Agent shall be protected in acting upon any notice, request, certificate, approval, consent or other paper believed by it to be genuine, signed by the proper party or parties and in accordance with the terms of this Agreement.


     8. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be given by delivery, by telex, telecopier or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

4732668.5 90199 1434C 98504582

     If to SHCI:

               Strategic Hotel Capital Incorporated
               77 West Wacker Drive, Suite 4600
               Chicago, Illinois 60601
               Attention:     Patricia A. Needham
               Facsimile:     (312) 658-5799

               with a copy to:

               Mayer, Brown & Platt
               190 South LaSalle Street
               Chicago, Illinois 60603
               Attention:     Michael T. Blair
               Facsimile:     (312) 701-7711

        If to Security Capital:

               Security Capital Group Incorporated
               125 Lincoln Avenue
               Santa Fe, New Mexico 87501
               Attention:     Jeffrey A. Klopf
               Facsimile:     (505) 988-8920

               with a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York 10019
               Attention:     Adam O. Emmerich
                              Robin Panovka
               Facsimile:     (212) 403-2000

        Escrow Agent:

               First American Title Insurance Company
               30 North LaSalle Street, Suite 310
               Chicago, Illinois 60602
               Attention:     Jim McIntosh
               Facsimile:     (312) 553-0480

     or to such other address with respect to a party as such party shall notify the other in writing.

4732668.5 90199 1434C 98504582

     9. Nothing in this Agreement is intended to or shall confer upon anyone other than the parties hereto any legal or equitable right, remedy or claim. This Agreement shall be construed in accordance with the laws of the State of Illinois and may be modified only in writing.

     10. This Agreement may be executed by the several parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

    11. SHCI will be responsible for and shall pay all taxes relating to earnings on the Earnest Money for the period during which such amounts are held in escrow pursuant to the terms of this Agreement.

                                    * * * * *

4732668.5 90199 1434C 98504582

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first above written by their respective duly authorized officers.

                                     FIRST AMERICAN TITLE INSURANCE COMPANY


                                     ___________________________________________
                                     By:     /s/ Philip N. Webb
                                            Name:   Philip N. Webb
                                            Title:  Vice President




                                     STRATEGIC HOTEL CAPITAL INCORPORATED


                                    ____________________________________________
                                    By:     /s/ Laurence S. Geller
                                            Laurence S. Geller
                                            Chief Executive Officer




                                     SECURITY CAPITAL GROUP INCORPORATED


                                     ___________________________________________
                                     By:     /s/ C.Ronald Blankenship
                                            C. Ronald Blankenship
                                            Vice Chairman